UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2022

Petco Health and Wellness Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39878	81-1005932
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10850 Via Frontera San Diego, California 92127
(Address of Principal Executive Offices)

(858) 453-7845

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	WOOF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2022, the Board of Directors (the “Board”) of Petco Health and Wellness Company, Inc. (the “Company”) appointed Justin Tichy to succeed Michael Nuzzo as the Company’s Chief Operating Officer, effective as of August 8, 2022. Mr. Tichy’s new title is Chief Pet Care Center Officer and Chief Operating Officer. Mr. Nuzzo stepped down from his current role on August 8, 2022 and will be leaving the Company, effective as of August 13, 2022. A copy of the press release announcing these and other organizational changes at the Company is attached hereto as Exhibit 99.1.

Prior to his appointment as the Company’s Chief Operating Officer, Mr. Tichy, age 50, had been serving as the Company’s Chief Pet Care Center Officer since October 2018. Prior to joining the Company, Mr. Tichy served from May 2015 to October 2018 as President of Sales at Confie, one of the largest privately held insurance brokers in the United States. Previously, he held key leadership positions at Best Buy Co., Inc., Target Corp., and Walmart Inc. Mr. Tichy holds a bachelor’s degree in business management from Pennsylvania State University and a master’s degree in organizational management from the University of Phoenix.

There are no family relationships that require disclosure under Item 401 of Regulation S-K or transactions involving Mr. Tichy and the Company that require disclosure under Item 404(a) of Regulation S-K, nor is Mr. Tichy a party to any arrangement or understanding with any other person pursuant to which he was selected as an officer of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated August 9, 2022, issued by Petco Health and Wellness Company, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petco Health and Wellness Company, Inc.

Date: August 9, 2022	By:	/s/ Ilene Eskenazi
	Name:	Ilene Eskenazi
	Title:	Chief Legal and Human Resources Officer and Secretary